                                                                   EXHIBIT 99.01


                              SUBJECT TO REVISION

                    Series Term Sheet Dated October 15, 1998

                        MBNA MASTER CREDIT CARD TRUST II
                                     Issuer
                    MBNA AMERICA BANK, NATIONAL ASSOCIATION
                              Seller and Servicer

  $425,000,000 CLASS A FLOATING RATE ASSET BACKED CERTIFICATES, SERIES 1998-I
   $37,500,000 CLASS B FLOATING RATE ASSET BACKED CERTIFICATES, SERIES 1998-I

THE CLASS A FLOATING RATE ASSET BACKED CERTIFICATES, SERIES 1998-I (THE "CLASS A CERTIFICATES") AND THE CLASS B FLOATING RATE ASSET BACKED CERTIFICATES, SERIES 1998-I (THE "CLASS B CERTIFICATES" AND, TOGETHER WITH THE CLASS A CERTIFICATES, THE "CERTIFICATES") REPRESENT INTERESTS IN THE MBNA MASTER CREDIT CARD TRUST II (THE "TRUST") ONLY AND WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF MBNA AMERICA BANK, NATIONAL ASSOCIATION ("MBNA") OR ANY MBNA AFFILIATE. A CERTIFICATE IS NOT A DEPOSIT AND NEITHER THE CERTIFICATES NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION PROVIDED IN THIS SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

THIS SERIES TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THE CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

                    Underwriters of the Class A Certificates
SALOMON SMITH BARNEY
               BEAR, STEARNS & CO. INC.
                              CREDIT SUISSE FIRST BOSTON
                                             LEHMAN BROTHERS
                                                            MERRILL LYNCH & CO.
                    Underwriter of the Class B Certificates
                              SALOMON SMITH BARNEY

                                SUMMARY OF TERMS

  THIS SERIES TERM SHEET WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION PROVIDED IN THE PROSPECTUS SUPPLEMENT, THE PROSPECTUS AND THE SERIES 1998-I SUPPLEMENT TO THE POOLING AND SERVICING AGREEMENT DATED AS OF AUGUST 4, 1994 (AS AMENDED FROM TIME TO TIME, THE "AGREEMENT") BETWEEN MBNA, AS SELLER (THE "SELLER") AND AS SERVICER (THE "SERVICER") AND THE BANK OF NEW YORK, AS TRUSTEE (THE "TRUSTEE").



OFFERED SECURITIES

The Trust is offering the Class A Certificates and the Class B Certificates as part of Series 1998-I. The Certificates represent an interest in the assets of the Trust.

The Class B Certificates are subordinated to the Class A Certificates.

INTEREST PAYMENTS

The Class A Certificates will accrue interest for each Interest Period at the Class A Certificate Rate set on the related LIBOR Determination Date. The
"Class A Certificate Rate" is an annual rate equal to LIBOR plus   %.

The Class B Certificates will accrue interest for each Interest Period at the Class B Certificate Rate set on the related LIBOR Determination Date. The
"Class B Certificate Rate" is an annual rate equal to LIBOR plus   %.

Interest accrued during each Interest Period will be due on each Distribution Date. Any interest due but not paid on a Distribution Date will be payable on the next Distribution Date together with additional interest at the applicable Certificate Rate plus 2% per annum.

 . A "Distribution Date" is the 15th day of each month, or if that day is not a business day, the next business day. The first Distribution Date is December 15, 1998.

 . Each "Interest Period" begins on and includes a Distribution Date and ends on and excludes the next Distribution Date. However, the first Interest Period will begin on and include October , 1998 (the "Closing Date") and end on and exclude December 15, 1998, the first Distribution Date.

 . LIBOR is the rate for deposits in U.S. dollars for a one-month period which appears on the Dow Jones Telerate Page 3750 (or similar replacement page) as of 11:00 a.m., London time, on the related LIBOR Determination Date.

 . "LIBOR Determination Dates" are:

 . October , 1998, for the period beginning on and including the Closing Date and ending on and excluding November 16, 1998;

 . November 12, 1998 for the period beginning on and including November 16, 1998 and ending on and excluding December 15, 1998; and

 . the second London business day prior to the first day of each Interest
   Period, for each Interest Period following the first Interest Period.


PRINCIPAL PAYMENTS

You are expected to receive payment of principal in full on the "Scheduled Payment Date" which is October 15, 2001, or, if that date is not a business day, the next business day. However, certain circumstances could cause principal to be paid earlier or later, or in reduced amounts. No principal will be paid to the Class B Certificateholders until the Class A Certificateholders are paid in full.

The final payment of principal and interest on the Certificates will be made no later than October 15, 2003, or, if that date is not a business day, the next business day, called the "Legal Final Maturity" or the "Series 1998-I Termination Date."

THE COLLATERAL INTEREST

The Trust is also issuing an interest in the assets of the Trust that is subordinated to the Certificates called the "Collateral Interest." The initial size of the Collateral Interest is $37,500,000, representing 7.5% of the initial aggregate principal amount of the Certificates plus the Collateral Interest. As a subordinated interest, the Collateral Interest is a form of Credit Enhancement for the Certificates. The Collateral Interest Holder will have voting and certain other rights as if the Collateral Interest were a subordinated class of certificates.

CREDIT ENHANCEMENT

Credit Enhancement for your Series is for your Series's benefit only, and you are not entitled to the benefits of any credit enhancement available to other Series.

Subordination of the Class B Certificates provides Credit Enhancement for the Class A Certificates. Subordination of the Collateral Interest provides Credit Enhancement for both the Class A Certificates and the Class B Certificates. The Collateral Interest and the Class B Investor Interest must be reduced to zero before the Class A Investor Interest will suffer any loss of principal. The Collateral Interest must be reduced to zero before the Class B Investor Interest will suffer any loss of principal.

OTHER INTERESTS IN THE TRUST

Other Series of Certificates

The Trust has issued other Series of certificates and expects to issue additional Series of certificates. When issued by the Trust, the certificates of each of those Series also represent an interest in the assets of the Trust. The Trust may issue additional Series with terms that may be different from any other Series without prior review or consent by any Certificateholders.

The Seller Interest

MBNA will own the "Seller Interest," which represents the remaining interest in the assets of the Trust not represented by the Certificates, the Collateral Interest and the other interests issued by the Trust. The Seller Interest does not provide credit enhancement for your Series or any other Series.

INFORMATION ABOUT THE RECEIVABLES

The Trust assets include Receivables from certain MasterCard(R) and VISA(R)* revolving credit card accounts selected from MBNA's credit card account portfolio.

The Receivables consist of both Principal Receivables and Finance Charge Receivables.

"Principal Receivables" are, generally, (a) amounts charged by cardholders for goods and services and (b) cash advances.

"Finance Charge Receivables" are (a) the related finance charges and credit card fees and (b) for your Series, certain amounts of fees, called Interchange, collected through MasterCard and VISA and annual membership fees collected from cardholders.

COLLECTIONS BY THE SERVICER

The Servicer will collect payments on the Receivables and will deposit those collections in an account. The Servicer will keep track of those collections that are Finance Charge Receivables and those collections that are Principal Receivables.

ALLOCATIONS AND PAYMENTS TO YOU AND YOUR SERIES

Each month, the Servicer will allocate collections and the amount of Receivables that are not collected and are written off as uncollectible, called the Default Amount, among:

 . your Series, based on the size of the Investor Interest (initially
  $500,000,000);

 . other outstanding Series, based on the size of their respective interests in the Trust; and

 . MBNA, based on the size of the Seller Interest.

The Trust assets allocated to your Series will be allocated to the following, based on varying percentages:

 . holders of the Class A Certificates, based on the Class A Investor Interest
  (initially $425,000,000);

 . holders of the Class B Certificates, based on the Class B Investor Interest
  (initially $37,500,000); and

--------
* MasterCard(R) and VISA(R) are federally registered servicemarks of MasterCard International Inc. and Visa U.S.A., Inc., respectively.

 . the holder of the Collateral Interest, based on the Collateral Interest
  (initially $37,500,000).

You are entitled to receive payments of interest and principal based upon allocations to your Series. The Investor Interest, which is the basis for allocations to your Series, is the sum of (a) the Class A Investor Interest,
(b) the Class B Investor Interest and (c) the Collateral Interest. The Class A Investor Interest, the Class B Investor Interest and the Collateral Interest will initially equal the outstanding principal amount of the Class A Certificates, the Class B Certificates and the Collateral Interest. The Investor Interest will decline as a result of principal payments and may decline due to the writing off of Receivables or other reasons. If your investor interest declines, amounts allocated and available for payment to your Series and to you will be reduced.

ERISA CONSIDERATIONS

Subject to important considerations described in the Prospectus Supplement and in the Prospectus, the Class A Certificates are eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

The Class B Certificates are not eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts other than an insurance company investing assets of its general account.

CERTIFICATE RATINGS

The Class A Certificates are required to be rated in the highest rating category by at least one nationally recognized rating organization.

The Class B Certificates are required to be rated in one of the three highest rating categories by at least one nationally recognized rating organization.

EXCHANGE LISTING

We will apply to list the Certificates on the Luxembourg Stock Exchange. We cannot guaranty that the application for the listing will be accepted. You should consult with Bankers Trust Luxembourg S.A., the Luxembourg listing agent for the Certificates, 14 Boulevard F.D. Roosevelt, L-2450 Luxembourg, phone number (352) 46 02 41, to determine whether or not the Certificates are listed on the Luxembourg Stock Exchange.

                          MBNA'S CREDIT CARD PORTFOLIO

GENERAL

  The receivables (the "Receivables") conveyed or to be conveyed to the Trust by MBNA pursuant to the Agreement have been or will be generated from transactions made by holders of selected MasterCard and VISA credit card accounts (the "Accounts"), including premium accounts and standard accounts, from the portfolio of MasterCard and VISA accounts owned by the Seller (the "Bank Portfolio").

DELINQUENCY AND GROSS CHARGE-OFF EXPERIENCE


  The following tables set forth the delinquency and gross charge-off experience for each of the periods shown for the Bank Portfolio of credit card accounts. The Bank Portfolio's delinquency and gross charge-off experience is comprised of segments which may, when taken individually, have delinquency and gross charge-off characteristics different from those of the overall Bank Portfolio of credit card accounts. As of the beginning of the day on September 22, 1998, the Receivables in the Trust Portfolio represented approximately 91% of the Bank Portfolio. Because the Trust Portfolio is only a portion of the Bank Portfolio, actual delinquency and gross charge-off experience with respect to the Receivables may be different from that set forth below for the Bank Portfolio. There can be no assurance that the delinquency and gross charge-off experience for the Receivables in the future will be similar to the historical experience of the Bank Portfolio set forth below.

                             DELINQUENCY EXPERIENCE
                                 BANK PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                              SEPTEMBER 30,                                   DECEMBER 31,
                         ----------------------- -----------------------------------------------------------------------
                                  1998                    1997                    1996                    1995
                         ----------------------- ----------------------- ----------------------- -----------------------
                                     PERCENTAGE              PERCENTAGE              PERCENTAGE              PERCENTAGE
                                      OF TOTAL                OF TOTAL                OF TOTAL                OF TOTAL
                         RECEIVABLES RECEIVABLES RECEIVABLES RECEIVABLES RECEIVABLES RECEIVABLES RECEIVABLES RECEIVABLES
                         ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Receivables Outstand-
 ing(1)                  $44,871,487             $41,567,876             $33,070,523             $24,269,670
Receivables Delinquent:
 35 - 64 Days               $896,864    2.00%       $799,458    1.92%       $619,940    1.87%       $393,142    1.62%
 65 - 94 Days                434,635    0.97         386,276    0.93         282,815    0.86         178,038    0.73
 95 or more                  941,961    2.10         833,957    2.01         606,650    1.83         352,813    1.46
                         -----------   ------    -----------   ------    -----------   ------    -----------   ------
  Total                   $2,273,460    5.07%     $2,019,691    4.86%     $1,509,405    4.56%       $923,993    3.81%
                         ===========   ======    ===========   ======    ===========   ======    ===========   ======

--------
(1) The Receivables Outstanding on the accounts consist of all amounts due from cardholders as posted to the accounts as the end of the period shown.

                          GROSS CHARGE-OFF EXPERIENCE
                                 BANK PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                              NINE MONTHS           YEAR ENDED DECEMBER 31,
                          ENDED SEPTEMBER 30, -------------------------------------
                                 1998            1997         1996         1995
                          ------------------- -----------  -----------  -----------
Average Receivables Out-
 standing(1)............      $42,523,688     $36,651,499  $27,781,061  $20,562,315
Total Gross Charge-
 Offs(2)................        1,780,061       1,897,006    1,193,375      686,687
Total Gross Charge-Offs
 as a percentage of
 Average Receivables
 Outstanding(3).........             5.58%           5.18%        4.30%        3.34%

--------
(1) Average Receivables Outstanding is the average of the daily receivable balance during the period indicated.
(2) Total Gross Charge-Offs are total principal and interest charge-offs before recoveries and do not include the amount of any reductions in Average Receivables Outstanding due to fraud, returned goods, customer disputes or other miscellaneous credit adjustments.
(3) The percentage reflected for the nine months ended September 30, 1998 is an annualized figure.

                                THE RECEIVABLES

  The Receivables conveyed to the Trust arise in Accounts selected from the Bank Portfolio on the basis of criteria set forth in the Agreement as applied on June 22, 1994 (the "Cut-Off Date") and, with respect to Additional Accounts, as of the related date of their designation (the "Trust Portfolio").

  The Receivables in the Trust Portfolio, as of the beginning of the day on September 22, 1998, included $39,548,828,345 of Principal Receivables and $813,893,626 of Finance Charge Receivables. The Accounts had an average Principal Receivable balance of $1,411 and an average credit limit of $10,066. The percentage of the aggregate total Receivable balance to the aggregate total credit limit was 14.30%. The average age of the Accounts was approximately 36 months. As of the beginning of the day on September 22, 1998, cardholders whose Accounts are included in the Trust Portfolio had billing addresses in all 50 States and the District of Columbia. As of the beginning of the day on September 22, 1998, 42.12% of the Accounts were standard accounts and 57.88% were premium accounts, and the aggregate Principal Receivable balances of standard accounts and premium accounts, as a percentage of the total aggregate Principal Receivables, were 29.87% and 70.13%, respectively.

  The following tables summarize the Trust Portfolio by various criteria as of the beginning of the day on September 22, 1998. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any subsequent time.

                         COMPOSITION BY ACCOUNT BALANCE
                                TRUST PORTFOLIO

                             NUMBER   PERCENTAGE OF                  PERCENTAGE
                               OF     TOTAL NUMBER                    OF TOTAL
ACCOUNT BALANCE RANGE       ACCOUNTS   OF ACCOUNTS    RECEIVABLES    RECEIVABLES
---------------------      ---------- ------------- ---------------  -----------
Credit Balance............    370,760       1.3%    $   (44,803,750)     (0.1)%
No Balance................ 16,132,828      57.6                   0       0.0
$      .01 - $ 5,000.00...  8,467,514      30.2      12,132,678,141      30.0
$ 5,000.01 - $10,000.00...  2,218,136       7.9      15,497,616,843      38.4
$10,000.01 - $15,000.00...    556,205       2.0       6,653,647,731      16.5
$15,000.01 - $20,000.00...    172,618       0.6       2,948,630,061       7.3
$20,000.01 - $25,000.00...     66,604       0.2       1,482,093,000       3.7
$25,000.01 or More........     50,697       0.2       1,692,859,945       4.2
                           ----------     -----     ---------------     -----
  Total................... 28,035,362     100.0%    $40,362,721,971     100.0%
                           ==========     =====     ===============     =====

                          COMPOSITION BY CREDIT LIMIT
                                TRUST PORTFOLIO

                                     PERCENTAGE OF                 PERCENTAGE
                           NUMBER    TOTAL NUMBER                   OF TOTAL
CREDIT LIMIT RANGE       OF ACCOUNTS  OF ACCOUNTS    RECEIVABLES   RECEIVABLES
------------------       ----------- ------------- --------------- -----------
Less than or equal to
 $5,000.00..............  6,246,597       22.3%    $ 4,154,407,587     10.3%
$ 5,000.01 -
  $10,000.00............ 10,574,622       37.7      14,495,210,603     35.9
$10,000.01 -
  $15,000.00............  6,267,122       22.4       9,821,136,335     24.3
$15,000.01 -
  $20,000.00............  2,536,324        9.0       4,891,038,689     12.1
$20,000.01 -
  $25,000.00............  1,515,718        5.4       3,488,470,156      8.7
$25,000.01 or More......    894,979        3.2       3,512,458,601      8.7
                         ----------      -----     ---------------    -----
  Total................. 28,035,362      100.0%    $40,362,721,971    100.0%
                         ==========      =====     ===============    =====

                      COMPOSITION BY PERIOD OF DELINQUENCY
                                TRUST PORTFOLIO

PERIOD OF DELINQUENCY                  PERCENTAGE OF                 PERCENTAGE
(DAYS CONTRACTUALLY          NUMBER    TOTAL NUMBER                   OF TOTAL
DELINQUENT)                OF ACCOUNTS  OF ACCOUNTS    RECEIVABLES   RECEIVABLES
---------------------      ----------- ------------- --------------- -----------
Not Delinquent............ 26,959,493       96.1%    $35,187,348,642     87.2%
Up to 34 Days.............    636,626        2.3       2,982,565,548      7.4
35 to 64 Days.............    191,663        0.7         931,064,524      2.3
65 to 94 Days.............     86,012        0.3         409,939,583      1.0
95 or More Days...........    161,568        0.6         851,803,674      2.1
                           ----------      -----     ---------------    -----
  Total................... 28,035,362      100.0%    $40,362,721,971    100.0%
                           ==========      =====     ===============    =====

                           COMPOSITION BY ACCOUNT AGE
                                TRUST PORTFOLIO

                                      PERCENTAGE OF                  PERCENTAGE
                            NUMBER     TOTAL NUMBER                   OF TOTAL
ACCOUNT AGE               OF ACCOUNTS  OF ACCOUNTS     RECEIVABLES   RECEIVABLES
-----------               ----------- -------------- --------------- -----------
Not More Than 6 Months..   2,506,392        8.9%     $ 3,025,931,017      7.5%
Over  6 Months to 12
 Months.................   2,962,901       10.6        2,983,836,038      7.4
Over 12 Months to 24
 Months.................   6,285,921       22.4        6,585,628,453     16.3
Over 24 Months to 36
 Months.................   6,051,408       21.6        6,867,548,641     17.0
Over 36 Months to 48
 Months.................   4,488,953       16.0        6,043,616,701     15.0
Over 48 Months to 60
 Months.................   2,221,206        7.9        5,387,284,959     13.3
Over 60 Months to 72
 Months.................     664,815        2.4        1,532,331,719      3.8
Over 72 Months..........   2,853,766       10.2        7,936,544,443     19.7
                          ----------      -----      ---------------    -----
  Total.................  28,035,362      100.0%     $40,362,721,971    100.0%
                          ==========      =====      ===============    =====

                      GEOGRAPHIC DISTRIBUTION OF ACCOUNTS
                                TRUST PORTFOLIO

                                       PERCENTAGE OF                 PERCENTAGE
                             NUMBER    TOTAL NUMBER                   OF TOTAL
STATE                      OF ACCOUNTS  OF ACCOUNTS    RECEIVABLES   RECEIVABLES
-----                      ----------- ------------- --------------- -----------
California................  3,022,536       10.8%    $ 5,411,016,609     13.4%
Texas.....................  1,776,993        6.3       2,950,834,467      7.3
New York..................  2,110,200        7.5       2,945,716,716      7.3
Florida...................  1,417,846        5.1       2,237,457,306      5.5
Pennsylvania..............  1,617,078        5.8       1,787,711,204      4.4
New Jersey................  1,129,014        4.0       1,699,143,927      4.2
Illinois..................  1,135,083        4.0       1,561,913,423      3.9
Ohio......................  1,245,769        4.4       1,427,824,169      3.5
Maryland..................    793,538        2.8       1,325,723,076      3.3
Michigan..................    971,758        3.5       1,219,942,918      3.0
Other..................... 12,815,547       45.8      17,795,438,156     44.2
                           ----------      -----     ---------------    -----
  Total................... 28,035,362      100.0%    $40,362,721,971    100.0%
                           ==========      =====     ===============    =====


                                 PAYMENT RATES

  The following table sets forth the highest and lowest cardholder monthly payment rates for the Bank Portfolio during any month in the period shown and the average cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of total opening monthly account balances during the periods shown. Payment rates shown in the table are based on amounts which would be deemed payments of Principal Receivables and Finance Charge Receivables with respect to the Accounts.

                        CARDHOLDER MONTHLY PAYMENT RATES
                                 BANK PORTFOLIO

                                            NINE MONTHS
                                               ENDED     YEAR ENDED DECEMBER 31,
                                           SEPTEMBER 30, -----------------------
                                               1998       1997    1996    1995
                                           ------------- ------- ------- -------
        Lowest Month......................    12.26%      11.30%  10.69%  10.22%
        Highest Month.....................    13.91%      13.15%  11.56%  11.34%
        Monthly Average...................    13.28%      12.20%  11.19%  10.79%

                        RECEIVABLE YIELD CONSIDERATIONS

  The gross revenues from finance charges and fees billed to accounts in the Bank Portfolio for each of the three calendar years contained in the period ended December 31, 1997 and the nine calendar months contained in the period ended September 30, 1998 are set forth in the following table.

  The historical yield figures in the following table are calculated on an accrual basis. Collections of Receivables included in the Trust will be on a cash basis and may not reflect the historical yield experience in the table. During periods of increasing delinquencies or periodic payment deferral programs, accrual yields may exceed cash amounts accrued and billed to cardholders. Conversely, cash yields may exceed accrual yields as amounts collected in a current period may include amounts accrued during prior periods. However, the Seller believes that during the three calendar years contained in the period ended December 31, 1997 and the nine calendar months contained in the period ended September 30, 1998, the yield on an accrual basis closely approximated the yield on a cash basis. The yield on both an accrual and a cash basis will be affected by numerous factors, including the monthly periodic finance charges on the Receivables, the amount of the annual membership fees and other fees, changes in the delinquency rate on the Receivables and the percentage of cardholders who pay their balances in full each month and do not incur monthly periodic finance charges.

                              BANK PORTFOLIO YIELD

                                  NINE MONTHS
                                     ENDED        YEAR ENDED DECEMBER 31,
                                 SEPTEMBER 30, -------------------------------
                                     1998        1997       1996       1995
                                 ------------- ---------  ---------  ---------
Average Account Monthly Accrued
 Finance
Charges and Fees(1)(2).........    $   27.41   $   25.58  $   24.27  $   23.70
Average Account Balance(3).....    $1,886.30   $1,822.14  $1,738.50  $1,718.08
Yield from Finance Charges and
 Fees(4).......................        17.44%      16.85%     16.75%     16.55%
Yield from Interchange(5)......         1.27%       1.23%      1.17%      1.20%
Yield from Finance Charges,
 Fees and Interchange(6).......        18.71%      18.08%     17.92%     17.75%

--------
(1) Finance Charges and Fees are comprised of monthly periodic finance charges and other credit card fees.
(2) Average Account Monthly Accrued Finance Charges and Fees are presented net of adjustments made pursuant to MBNA's normal servicing procedures, including removal of incorrect or disputed monthly periodic finance charges.
(3) Average Account Balance includes purchases, cash advances and accrued and unpaid monthly periodic finance charges and other charges and is calculated based on the average of the account balances during the periods shown for accounts with charging privileges.
(4) Yield from Finance Charges and Fees is the result of dividing the annualized Average Account Monthly Accrued Finance Charges and Fees by the Average Account Balance for the period.
(5) Yield from Interchange is the result of dividing annualized revenue attributable to Interchange received during the period by the Average Account Balance for the period. The amount of Interchange for each of the periods indicated above has been estimated.
(6) The percentage reflected for the nine months ended September 30, 1998 is an annualized figure.

  The revenue for the Bank Portfolio of credit card accounts shown in the above table is comprised of monthly periodic finance charges, credit card fees and Interchange. These revenues vary for each account based on the type and volume of activity for each account. Because the Trust Portfolio is only a portion of the Bank Portfolio, actual yield with respect to Receivables may be different from that set forth above for the Bank Portfolio.

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